EXHIBIT 10.26

                      FIRST AMENDMENT AND CONSENT AGREEMENT

          This FIRST AMENDMENT AND CONSENT AGREEMENT (this Agreement") dated as of December 31, 1997 is entered into by and among LOIS/USA West, Inc., a Delaware corporation ("West"), LOIS/USA Chicago, Inc., a Delaware corporation ("Chicago"), LOIS/USA New York, Inc., a Delaware corporation ("New York") (West, Chicago and New York are collectively referred to herein as the "Original Borrowers" and individually as an "Original Borrower") , Fogarty & Klein, Inc., a Texas corporation ("FKP") (FKP and the Original Borrowers referred to herein collectively as "Borrowers" and individually as a "Borrower") and SANWA BUSINESS CREDIT CORPORATION, for itself, as Lender, and as Agent for the Lenders, and the other Lenders signatory to the Loan Agreement as defined below. Terms used herein and not otherwise defined herein shall have the same meanings as specified in the Loan Agreement.

                                    RECITALS:

          A. The Original Borrowers, the Lenders and the Agent have heretofore entered into that certain Loan and Security Agreement dated as of October 28, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

          B. Parent desires to enter into that certain Stock Purchase Agreement, (the "FKP Acquisition Agreement"), dated December 17, 1997, by and among Parent and William H. Fogarty, Richard E. Klein, Thomas F. Monroe, Roger Beckstead, William P. Penczak and Larry Kelley, certain of which provisions are or may be prohibited by the Loan Agreement and the Parent Guaranty.

          C. Parent has executed the Parent Guaranty guarantying the Obligations of the Original Borrowers under the Loan Agreement.

          D. Parent has executed the Parent Pledge Agreement pursuant to which Parent pledged to Agent all of the capital stock of each of its Subsidiaries.

          E. Parent and the Original Borrowers deem it in their best interest for FKP to become a Borrower under the Loan Agreement for the purpose, among other things, of obtaining Revolving Loans and other financial accommodations under the Loan Agreement to be used for, among other things, the consummation of the FKP Acquisition Agreement.

          F. Pursuant to the FKP Acquisition Agreement Parent has agreed to incur monetary obligations as part of the purchase price under the FKP Acquisition Agreement.

          G. Original Borrowers have requested that Agent and Lenders consent to the consummation of the FKP Acquisition Agreement and the transactions contemplated thereby, and Agent and Lenders are willing to consent, subject to the terms and conditions of this Agreement.

          H. Original Borrowers and Parent wish, and Lenders and Agent are willing, to amend the Loan Agreement, the Parent Guaranty and the Parent Pledge Agreement, subject to the terms and conditions of this Agreement.

          I. This Agreement constitutes a Financing Agreement and these Recitals shall be construed as part of this Agreement.

          NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENT OF FINANCING AGREEMENTS

          1.1 AMENDMENT OF LOAN AGREEMENT.

          1.1(a) The definition of "Borrower" and "Borrowers" contained in the preamble to the Loan Agreement is hereby amended to include FKP therein. Each reference to "Borrower" or "Borrowers" contained in any Financing Agreement shall be deemed to include FKP therein for all purposes under the Financing Agreements; provided that until the Accounts of FKP are included in the Borrowing Base pursuant to the terms of Section 8.20, (x) FKP may not directly incur advances under the Revolving Loan pursuant to Section 2.1(a) or obtain the benefits of any Lender Guaranty pursuant to
               Section 2.1(c) and (y) no other Borrower shall make any intercompany loan to FKP pursuant to Section 8.20(a). By its execution of this Agreement, FKP agrees, from and after the date hereof, to be a Borrower under the Loan Agreement, to assume all of the obligations of a Borrower thereunder and to make and be bound by all of the representations, warranties, covenants, terms and conditions thereof as if it were a direct signatory thereto, all of which representations, warranties, covenants, terms and conditions are acknowledged. Each of the Original Borrowers and the Parent acknowledges and agrees that FKP shall hereafter be a Borrower and shall be bound by the terms and conditions of the Loan Agreement.

          1.1(b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

          "FKP Acquisition Agreement" shall mean that certain Stock Purchase Agreement, dated December 17, 1997, by and among the Parent and the FKP Sellers, together with all schedules, exhibits, certificates, opinions of counsel, side letters, bills of sale and other documents incorporated therein or delivered in connection therewith.

          "FKP Obligations" shall mean those certain unsecured contractual monetary obligations of Parent in favor of the FKP Sellers incurred by Parent under the FKP Acquisition Agreement including, without limitation, those arising under Sections 2.3, 2.4, 2.6 and 10.4 thereof.

          "FKP Sellers" shall mean William H. Fogarty, Richard E. Klein, Thomas
F. Monroe, Roger Beckstead, William Penczak and Larry Kelley.

          1.1(c) The Loan Agreement is hereby amended by deleting the Revolving
               Loan Note attached thereto as Exhibit 2.3 and replacing it with the Amended and Restated Revolving Loan Note attached to this Agreement as Exhibit 2.3. All references in the Financing Agreements to "Revolving Loan Note," "Revolving Loan Notes," Note," or "Notes," shall be deemed references to the Amended and Restated Revolving Loan Note.

          1.2 AMENDMENT OF PARENT GUARANTY.

          1.2(a) Section 6 of the Parent Guaranty hereby amended by adding the following subsection at the end thereof:

          (l) REPRESENTATIONS AND WARRANTIES INCORPORATED FROM FKP ACQUISITION AGREEMENT. The Guarantor has delivered to Agent a complete and correct copy of the FKP Acquisition Agreement and each of the representations and warranties given by Guarantor therein is true and correct in all material respects. Notwithstanding anything in the FKP Acquisition Agreement to the contrary, the representations and warranties incorporated into this Guaranty by this SUBSECTION 6(L) shall for the purposes of this Guaranty and the benefit of the Agent and the Lenders, survive both the consummation of the transactions contemplated by the FKP Acquisition Agreement and the termination of the FKP Acquisition Agreement.

          1.2(b) Section 7(c) of the Parent Guaranty is hereby amended by deleting it in its entirety and replacing it with the following:

               Guarantor shall not (i) engage in any business activity other than the ownership and management of the Borrowers and Persons with respect to Permitted Acquisitions and the related activities incidental thereto; (ii) directly or indirectly incur or assume or suffer to exist any Indebtedness other than (x) the Seller Obligations, (y) the FKP Obligations and (z) Indebtedness to any Borrower in connection with a Permitted Acquisition, Investments (other than its Investment in the Borrowers and Persons with respect to Permitted Acquisitions and Investments in cash and Cash Equivalents in an aggregate amount not to exceed 100,000 at any one time) or Guaranty (other than this Guaranty or guaranties of Indebtedness of Borrowers permitted under the Loan Agreement);
               (iii) incur on behalf of Guarantor or its Subsidiaries obligations with respect to management or consulting or similar fees to non-affiliates in excess of $350,000 in the aggregate in any Fiscal Year; (iv) create or permit to exist any Lien on its assets, other than Permitted Liens; (v) merge or consolidate with, acquire any assets or Stock of, or otherwise combine with any Person other than with respect to Permitted Acquisitions;
               (vi) make any change in its capital structure (other than the issuance of the Warrants, the Shares and the Underlying Shares (as such terms are defined in the FKP Acquisition Agreement) pursuant to the terms of the FKP Acquisition Agreement); (vii) amend its articles of incorporation or bylaws other than any amendment that is not, in the reasonable judgment of the Agent, adverse in any material respect to the value of the interests or rights of the Agent or the Lenders thereunder or the rights or interests of the Agent or the Lenders; (viii) except as otherwise permitted by the Loan Agreement with respect to the Borrowers, sell, transfer, convey, assign or otherwise dispose of any of its Property; (ix) execute any agreements or contracts that would be prohibited by the Financing Agreements; or (x) change its Fiscal Year. Notwithstanding the foregoing sentence, Guarantor may engage in any activity incidental to the maintenance of the existence of Guarantor and may enter into and perform the obligations of Guarantor under this Agreement.

          1.2(c) Section 7 of the Parent Guaranty is hereby amended by adding the following subsection at the end thereof:

          (h) Guarantor shall not (i) make any payment of principal or interest on, or any redemption, prepayment, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any of the FKP Obligations or (ii) amend, waive, modify, restate or otherwise supplement any provision of the FKP Acquisition Agreement or waive any cause of action arising therefrom or related thereto without the consent of the Lenders; PROVIDED that so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Guarantor may make regularly scheduled payments on the FKP Obligations in accordance with the terms of the FKP Acquisition Agreement.

          3. AMENDMENT TO PARENT PLEDGE AGREEMENT.

          EXHIBIT 1 to the Parent Pledge Agreement is hereby deleted in its entirely and replaced by EXHIBIT 1 attached to this Agreement.

          SECTION 2. CONSENT. Subject to the terms and conditions of this Agreement, Agent and Lenders hereby consent to the consummation of the FKP Acquisition Agreement.

          SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Agreement, Borrowers and Parent represent and warrant that:

          3.1 NO DEFAULT. After giving effect to this Agreement and the consent set forth in Section 2 hereof, no Default or Event of Default shall have occurred or be continuing (which has not been waived or cured);

          3.2 REPRESENTATIONS AND WARRANTIES. As of the date hereof and, after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties of the Borrowers and the Parent contained in the Financing Agreements are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

          3.3 CORPORATE AUTHORITY; ENFORCEABILITY. (i) The execution, delivery and performance by the Borrowers and the Parent of this Agreement and each of the documents and agreements described herein or contemplated hereby to which such Person is a party, are within its corporate powers and have been duly authorized by all necessary corporate action on the part of such Person, (ii) this Agreement and such documents and agreements are the legal, valid and binding obligation of the Borrowers and the Parent enforceable against such Person in accordance with their terms and (iii) neither the execution, delivery or performance by the Borrowers and the Parent of this Agreement or any such other document or agreement nor by the Parent of the FKP Acquisition Agreement
(1) violates any law or regulation, or any order or decree of any Governmental Authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violates or conflicts with the articles of incorporation or bylaws of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

          SECTION 4. CONDITIONS PRECEDENT TO AMENDMENTS. The effectiveness of this Agreement shall be conditioned upon the satisfaction of the conditions set forth in this Section 4 and the delivery of the following documents to Agent on or prior to the date hereof (unless another date shall be specified), in form and substance satisfactory to Agent, and consummation of all of the transactions or the satisfaction of each condition contemplated by each such document in a manner satisfactory to Agent and its counsel.

          4.1 DOCUMENTATION. Borrowers shall have delivered to Agent all of the following documents:

          4.1(a) This Agreement duly executed by all parties hereto and the Parent, as Guarantor.

          4.1(b) An original Revolving Loan Note in the form attached hereto as EXHIBIT 2.3, duly executed by each Borrower.

          4.1(c) All necessary UCC financing statements perfecting security interests in favor of Agent in the Collateral of FKP and copies of searches of financing statements filed under the Code, together with tax lien and judgment searches with respect to the assets of FKP in Texas.

          4.1(d) Duly executed copies of Blocked Account Agreements necessary with respect to additional Blocked Accounts, if any, delivered to Agent on or prior to January 16, 1998.

          4.1(e) To the extent necessary to reflect the FKP Acquisition, the Borrowers shall have provided to Agent revised Exhibits to the Financing Agreements on or prior to January 9, 1998.

          4.1(f) A certified copy of the resolutions of each Borrower and the Parent authorizing or ratifying the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement and all other documents or instruments to be executed and delivered in connection herewith and the performance of its obligations hereunder, delivered to Agent on or prior to January 9, 1998.

          4.1(g) An incumbency certificate with respect to the officers of each Borrower and the Parent executing this Agreement and the other Financing Agreements contemplated hereby, certified as of the date hereof by such Person's secretary or assistant secretary as being accurate, delivered to Agent on or prior to January 9, 1998.

          4.1(h) An opinion of Stroock & Stroock & Lavan LLP, counsel to Borrowers and Parent, addressed to the Agent and the Lenders, delivered to Agent on or prior to January 9, 1998.

          4.1(i) OTHER DOCUMENTS. All other documents, certificates and agreements as Lender may reasonably request to accomplish the purposes of this Agreement.

          4.2 PERMITTED ACQUISITION REQUIREMENTS. Borrowers shall have delivered to Agent evidence of consummation of the FKP Acquisition and compliance with each of the requirements of Section 8.20(b) of the Loan Agreement; provided that:

          4.2(a) the intercompany note issued by Parent in favor of Chicago referenced in Section 8.20(b)(iv) shall be delivered to Agent on or prior to January 9, 1998, which Note shall not be subordinated to the Obligations under the Loan Agreement;

          4.2(b) notwithstanding the terms of Section 9.20(b)(xi), Parent may incur the unsubordinated Indebtedness under the FKP Obligations;

          4.2(c) the stock certificate representing the capital stock of FKP shall be delivered to the Agent on or prior to January 9, 1998;

          4.2(d) the monthly Acquisition Projections required to be delivered pursuant to Section 8.20(b)(xvii) shall be delivered on or prior to January 30, 1998; and

          4.2(e) a copy of the FKP Acquisition Agreement certified by the secretary or assistant secretary of the Parent shall be delivered to Agent on or prior to January 9, 1998.

          4.3 NO DEFAULT. As of the date hereof after giving effect to this Agreement and the consent set forth in Section 2 hereof, no Default or Event of Default under any Financing Agreement shall have occurred and be continuing .

          4.4 NO LITIGATION. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against any Borrower or the Parent or any Affiliate of any such Person, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Agreement or the FKP Acquisition Agreement.

          4.5 CONSENTS AND ACKNOWLEDGMENTS. Borrowers shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Agreement.

          SECTION 5. FURTHER ASSURANCES. Borrowers and Parent hereby agree, at their expense, to duly execute, acknowledge and deliver to Agent all agreements, certificates, instruments, opinions and other documents, and take all such actions, as Agent may request in order to further effectuate the purposes of this Agreement and to carry out the terms hereof.

          SECTION 6. REFERENCE TO AND EFFECT ON FINANCING AGREEMENTS.

          6.1 RATIFICATION. Except as specifically amended above, the Loan Agreement and the other Financing Agreements shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not effect a novation of the Loan Agreement or any other Financing Agreement. Each of the Borrowers and the Parent ratify and reaffirm each of the terms and conditions of the Financing Documents to which it is a party and all of its obligations thereunder.

          6.2 NO WAIVER. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lenders or Agent under the Loan Agreement or any of the other Financing Agreements, or, except as set forth in Section 2 and 4.2 hereof, constitute a waiver of any provision of the Loan Agreement or any of the other Financing Agreements.

          6.3 REFERENCES. Upon the effectiveness of this Agreement each reference in (a) the Loan Agreement to "this Agreement," "hereunder," "hereof," or words of similar import or to the "Parent Guaranty" or the "Parent Pledge Agreement" and (b) any other Financing Agreement to "the Agreement" or "the Loan Agreement" or to the "Parent Guaranty" or the "Parent Pledge Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement, the Parent Guaranty and the Parent Pledge Agreement as amended hereby.

          SECTION 7. MISCELLANEOUS.

          7.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and shall inure to the benefit of Borrowers, Parent, Agent, Lenders and their respective successors and assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of Borrowers, Parent, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement. Neither any Borrower nor the Parent shall assign its rights and duties hereunder.

          7.2 ENTIRE AGREEMENT. This Agreement and all schedules, exhibits and other documents attached hereto or incorporated by reference herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

          7.3 FEES AND EXPENSES. In accordance with Section 2.13 of the Loan Agreement, Borrowers agree to pay on demand all fees, costs and expenses incurred by Agent and Lenders in connection with the preparation, execution and delivery of this Agreement.

          7.4 HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          7.5 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          7.6 COUNTERPARTS. This Agreement may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          7.7 CONFLICT OF TERMS. Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict or is inconsistent with any provision in any of the other Financing Agreements, the provision contained in this Agreement shall govern and control.

          7.8 INCORPORATION OF LOAN AGREEMENT. The provisions contained in SECTIONS 10.7 and 10.8 of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

                                             [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                   LOIS/USA WEST, INC.


                                   By: /s/ Robert K. Stewart

                                   Title: CFO / EVP



                                   LOIS/USA CHICAGO, INC.


                                   By: /s/ Robert K. Stewart

                                   Title: CFO / EVP


                                   LOIS/USA NEW YORK, INC.


                                   By: /s/ Robert K. Stewart

                                   Title: CFO / EVP


                                   SANWA BUSINESS CREDIT
                                   CORPORATION, as Agent and as a Lender


                                   By: /s/ Robert K. Stewart

                                   Title: CFO / EVP

Acknowledged and Accepted:


FOGARTY & KLEIN, INC.


By: /s/ Robert K. Stewart

Title: CFO / EVP

Acknowledged and Agreed:

LOIS/USA, INC., as Guarantor


By:/s/ Robert K. Stewart

Title: CFO / EVP